UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of the earliest event reported: April 8, 2004
                                                    -------------

                         TOUCHSTONE RESOURCES USA, INC.

       (Exact Name of Small Business Company as Specified in Its Charter)


                        Commission file number: 000-50228
                                                ---------

           Delaware                                            33-0967974
------------------------------                            ----------------------
(State or Other Jurisdiction of                               (IRS Employer
Incorporation of Organization)                            Identification Number)


                      111 Presidential Boulevard, Suite 165
                              Bala Cynwyd, PA 19004
                    (Address of Principal Executive Offices)


                                 (610) 771-0680
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.

(a)      Dismissal of Independent Accountant.
         ------------------------------------

         (i) On April 8, 2004, Stonefield Josephson, Inc. ("Stonefield Josephson") resigned as Touchstone Resources USA, Inc.'s (the "Company") independent accountant.

         (ii) The reports of Stonefield Josephson regarding the Company's financial statements for the fiscal year ended December 31, 2002 (Stonefield Josephson did not conduct an audit of the Company's financial statements for the fiscal year ended December 31, 2003) did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except that such reports were modified to express substantial doubt about the Company's ability to continue as a going concern.

         (iii) During the fiscal years ended December 31, 2003 and 2002, and the interim period ended March 31, 2004, there were no disagreements with Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Stonefield Josephson, would have caused it to make reference thereto in its reports regarding the Company's financial statements for such years.

         (iv) The Company has requested that Stonefield Josephson furnish the Company with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, as promptly as possible so that the Company can file a copy of such letter with the SEC within 10 business days after the filing of this report.

(b)      Engagement of Independent Accountant.
         -------------------------------------

         (i) On April 19, 2004, the Board of Directors of the Company engaged L J Soldinger Associates, LLC as its independent accountant.

         (ii) During the fiscal years ended December 31, 2003 and 2002, and the interim period ended March 31, 2004, the Company did not consult L J Soldinger Associates, LLC regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by L J Soldinger Associates, LLC on the Company's financial statements, and L J Soldinger Associates, LLC did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Touchstone Resources USA, Inc.


Dated: April 19, 2004                   /s/ Stephen P. Harrington
                                        ----------------------------
                                        Stephen P. Harrington
                                        Chief Executive Officer and Treasurer